SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

June 10, 2016
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Date of Report (date of earliest event reported)

ALL-AMERICAN SPORTPARK, INC.
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Exact name of Registrant as Specified in its Charter

Nevada	0-024970	88-0203976
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State or Other Jurisdiction	Commission File	IRS Employer
of Incorporation	Number	Identification Number

6730 South Las Vegas Boulevard, Las Vegas, NV 89119
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Address of Principal Executive Offices, Including Zip Code

(702) 798-7777
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.  Entry into a Material Definitive Agreement.

On June 10, 2016, All-American SportPark, Inc. (the “Company”) entered into a Transfer Agreement for the sale and transfer of the Company’s 51% interest in All American Golf Center, Inc. (“AAGC”), which constitutes substantially all of the Company’s assets.  Pursuant to the Transfer Agreement, the Company intends to transfer the 51% interest in AAGC to Ronald Boreta and John Boreta (the “Boretas”), and also issue to the Boretas 1,000,000 shares of the Company’s common stock, in exchange for the cancellation of promissory notes held by the Boretas and the interest accrued thereon totaling approximately $8,667,725.

Below is a summary of some the key terms of the proposed transaction and the Transfer Agreement.  A copy of the Transfer Agreement is included as Exhibit 2.1 to this Report on Form 8-K.  The following summary is qualified in its entirety by reference to Exhibit 2.1, which is incorporated herein by reference.

The Boretas

Ronald Boreta is President, Chief Executive Officer and a Director of the Company.  John Boreta is a Director of the Company and General Manager of AAGC.  The Boretas are also principal shareholders of the Company.

In June 2011, the Company transferred 49% of the outstanding common stock of AAGC to Saint Andrews Golf Shop, Ltd. ("Saint Andrews") in exchange for the cancellation of $600,000 of debt owed by the Company to Saint Andrews.  Saint Andrews is owned by the Boretas.

On April 13, 2016, the Boretas acquired promissory notes payable by the Company to the Estate of Vaso Boreta (the “Estate”) totaling approximately $3,300,000 in principal, together with all interest and other amounts that may be due and owing to the Estate.  As a result of these transfers, the Boretas now own these obligations of the Company.

The Transaction

At the closing of the Transfer Agreement, the shares of AACG common stock held by the Company, representing 51% of the AAGC shares outstanding, will be transferred to the Boretas or their assigns.  In addition, the Company will issue 1,000,000 shares of its common stock to the Boretas.  In exchange, the Boretas will cancel the promissory notes and the interest accrued thereon totaling approximately $8,667,725.

 In connection with the closing of the Transfer Agreement, AAGC will assume the obligation of the Company to pay Ronald Boreta for deferred salary which currently totals $320,000.  In addition, AAGC will forgive approximately $4,125,000 in advances previously made by it to the Company to fund its operations.

Also in connection with the closing of the Transfer Agreement, entities controlled by the Boretas will forgive approximately $1,367,000 owed to them by the Company.  The Company will forgive approximately $27,605 owed to the Company by entities controlled by the Boretas.

It is intended that the transactions with the Boretas and AAGC will eliminate substantially all of the Company’s liabilities. The Company will have no indemnification obligations under the Transfer Agreement.

Board Approval

The Company’s Board of Directors, with Ronald Boreta and John Boreta abstaining from the vote, approved the Transfer Agreement and the transactions contemplated thereby and directed that the Transfer Agreement be submitted for approval of the Company’s stockholders.    In approving the Transfer Agreement the Directors considered alternatives to the sale of the 51% interest in AAGC, but determined that due to the large amount of debt of the Company the proposal provided the best opportunity for the stockholders of the Company to ultimately receive some value. The Board of Directors also considered a report prepared by Western Economic & Valuation Consultants, Inc., a member of Western Valuation Advisors (“WVA”) which was engaged to provide an estimate of the fair market value of the 51% interest in AAGC.  As a result of their analysis, WVA was of the opinion that the fair market value of the 51% interest in AAGC was approximately $663,000.

Stockholder Approval and Other Closing Conditions

The Transfer Agreement was subject to approval of stockholders holding a majority of the Company’s outstanding shares of common stock. On June 10, 2016, the holders of 2,343,915 shares of the Company’s common stock, representing 50.69% of the shares of the Company’s common stock outstanding, approved the Transfer Agreement and the transactions contemplated thereby by written consent, as permitted under Nevada law.

Closing of the Transfer Agreement and the transactions contemplated thereby will also be subject to certain other closing conditions, including (i) the receipt of all required third-party consents and approvals, (ii) the accuracy of the representations and warranties made by the parties to the Transfer Agreement, (iii) performance in all material respects of all covenants made by the parties to the Transfer Agreement, and (iv) the absence of any order or injunction prohibiting the consummation of the transactions.

Timing for Closing and Other Matters

The closing of the Transfer Agreement and the transactions contemplated thereby is expected to occur approximately 20 days after the mailing of an Information Statement containing information about the transactions to the Company’s stockholders.

Upon closing of the transactions, we will continue to be a public company.  We will become a “shell company” as that term is defined in Rule 12b-2 of the Exchange Act, given that the Company will have no or nominal operations and no or nominal assets.

This transaction is not a tender offer for any shares held by any of our stockholders and is not a “going-private” transaction under applicable rules of the Securities and Exchange Commission.

After the transactions, the Company intends to position itself as a “shell company” to be used as a vehicle for the acquisition of an operating business. The Company does not have any specific merger, stock exchange, asset acquisition, reorganization or other business combination under consideration or contemplation and the Company has not, nor has anyone on its behalf, contacted any potential target business. The Company does not intend to limit itself to any particular industry or geographic location in its efforts to identify prospective target businesses. There can also be no assurance that it will be able to complete an acquisition of an operating business or attract a merger candidate.

Additional Information and Where to Find It

In connection with the proposed transactions, the Company intends to file with the Securities and Exchange Commission preliminary and definitive Information Statements containing information about the transaction.  STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE INFORMATION STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER DOCUMENTS THAT WE FILE. THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.  After we file the preliminary and definitive Information Statements with the SEC, they will be available at the SEC’s website at www.sec.gov.

Cautionary Statement

This current report on Form 8-K release contains “forward-looking statements.” Words such as “will,” “expect”, “believe”, “anticipate”, “may”, “plan”, “intend”, “estimate”, “could”, and other similar expressions are intended to identify these forward-looking statements. We do not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect current expectations of the approximate outcomes of the matters discussed.  These statements are subject to certain risks, including, among others, the ability of the parties to perform their obligations under the Transfer Agreement,

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.                              Description

2.1                                           Transfer Agreement dated June 10, 2016, among All-American SportPark, Inc. and Ronald Boreta and John Boreta

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL-AMERICAN SPORTPARK, INC.

Date: June 13, 2016	By:	/s/ Ronald S. Boreta
Ronald S. Boreta, President